--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                               OCTOBER 18, 1999
                               ----------------
                Date of Report (Date of earliest event reported)



                        LATTICE SEMICONDUCTOR CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                  000-18032                 93-0835214
   ----------------------     ----------------------     -----------------------
(State or other jurisdiction       (Commission              (I.R.S. Employer
       of incorporation)           File Number)             Identification No.)


                               5555 NE MOORE COURT
                            HILLSBORO, OR 97124-6421
                            ------------------------
                    (Address of principal executive offices)



                                 (503) 268-8000
                                 --------------
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS

     On October 18, 1999, Lattice Semiconductor Corporation, a Delaware corporation and the registrant herein, announced that it intends, subject to market and other conditions, to raise approximately $200 million (excluding proceeds of the over-allotment option, if any) through an offering of convertible subordinated notes to qualified institutional investors. A copy of the press release is filed as Exhibit 99 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

       Exhibit No.                              Description
-----------------------     ----------------------------------------------------

          99                  Press Release dated October 18, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LATTICE SEMICONDUCTOR CORPORATION

Date: October 20, 1999                     By:   /s/ Stephen Skaggs
                                               ---------------------------------
                                               Name:  Stephen Skaggs
                                               Title: Chief Financial Officer

                          INDEX TO EXHIBITS FILED WITH
              THE CURRENT REPORT ON FORM 8-K DATED OCTOBER 18, 1999


      Exhibit                                 Description
---------------------    ------------------------------------------------------

         99              Press Release dated October 18, 1999.